SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **SONGWAVE INDUSTRIES**, did on July 25, 2006, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on July 26, 2006.

DEAN HELLER
Secretary of State

By

Certification Clerk

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity # E0553232006-5
Document Number: 20060470847-28
Date Filed: 7/25/2006 4:00:31 PM
In the office of
Dean Heller
Secretary of State

Articles of Incorporation
(PURSUANT TO NRS 78)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:** Songwave Industries

2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)
Name: Laughlin Associates, Inc.
Street Address: 2533 N. Carson Street, City: Carson City, NEVADA, Zip Code: 89706
Optional Mailing Address: City / State / Zip Code

3. **Shares:** (number of shares corporation authorized to issue)
Number of shares with par value: 75,000,000 Par value: $ .001 Number of shares without par value:

4. **Names & Addresses of Board of Directors/Trustees:** (attach additional page if there is more than 3 directors/trustees)
1. Name: Songkram Roy Sahachaiseve
Street Address: 16761 Dale Vista Lane, City: Huntington Beach, State: CA, Zip Code: 92647
2. Name:
Street Address / City / State / Zip Code
3. Name:
Street Address / City / State / Zip Code

5. **Purpose:** (optional - see instructions)
The purpose of this Corporation shall be: Online Music Store

6. **Names, Address and Signature of Incorporator:** (attach additional page if there is more than 1 incorporator)
Name: Songkram Roy Sahachaiseve Signature: [signature]
Address: 16761 Dale Vista Lane, City: Huntington Beach, State: CA, Zip Code: 92647

7. **Certificate of Acceptance of Appointment of Resident Agent:**
I hereby accept appointment as Resident Agent for the above named corporation.
Authorized Signature of R.A. or On Behalf of R.A. Company: [signature] Date: 7-25-2006

This form must be accompanied by appropriate fees

Nevada Secretary of State Form 78 Articles 2003 Revised on: 09/29/05